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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 20, 2004



                           WHITTIER ENERGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           Nevada                     0-30598                     20-0539412
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)



                          3355 West Alabama, Suite 950
                              Houston, Texas 77098
              (Address of Registrant's Principal Executive Offices)


                                 (713) 850-1880
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events

Whittier Energy Corporation (the "Company") announced today the sale of its ownership interest in the Cascade Field in Los Angeles County, California to a private company for $525,000. The Company held approximately a 5% non-operated working interest (4% net revenue interest) in four wells in the Cascade Field, which averaged 18 barrels of net oil production per day ("bopd") during 2003. The sale is expected to generate a pre-tax book gain of approximately $250,000.

The Company immediately utilized a portion of the proceeds to acquire an additional 5% working interest in the Bonnie View Field in Refugio County, Texas, for approximately $100,000, increasing the Company's operated working interest in the property to 66.38% (54.43% net revenue interest). The Bonnie View Field is currently producing 95 bopd and 350 thousand cubic feet of gas per day ("mcfd") from 3 wells, with net production of approximately 50 bopd and 190 mcfd.

"The Cascade sale directly reflects our corporate investment strategy," said Bryce Rhodes, President and Chief Executive Officer. "We capitalized on an opportunity to monetize a non-strategic asset in a high energy price environment, which allowed us to re-deploy the funds in a way that we believe will have a much greater future impact on the Company's operating results. We are excited about acquiring additional interest in Bonnie View, which has proved to be an excellent addition to our operated oil and gas portfolio. The remaining proceeds also provide us with excess capital in order to execute more strategic oil and gas acquisitions when they present themselves or invest in capital projects with higher internal rates of return than were expected from our interest in Cascade."

The Company has also completed its new corporate Web site located at www.whittierenergy.com. The Company's Web site includes descriptions of the Company's operated and non-operated oil and gas properties, as well as general corporate information.

Whittier Energy Corporation, formerly Olympic Resources Ltd., is an independent oil and gas exploration and production company headquartered in Houston, Texas, with operations in Texas and Louisiana. Whittier Energy also holds non-operated interests in fields located in the Gulf Coast, Oklahoma, Wyoming and California.

Forward-Looking Statements: Certain statements included in this news release are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. The Company cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. More information about the risks and uncertainties relating to these forward-looking statements are found in the Company's SEC filings, which are available free of charge on the SEC's web site at http://www.sec.gov.

A copy of Whittier Energy Corporation's press release issued on February 20, 2004 is attached as Exhibit 99.1 to this Form 8-K.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.



Number             Exhibit
------             -------
99.1*              Press release issued by Whittier Energy Corporation on
                   February 20, 2004.

----------------
* Filed Herewith


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WHITTIER ENERGY CORPORATION



Date:  February 24, 2004


                                            By: /s/ Michael B. Young
                                            ------------------------
                                            Michael B. Young
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)